CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM AAA CLO ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Active Aggregate Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Active High Yield Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Floating Rate Income ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Better Future ETF’s Annual Report on Form N-CSR for the period December 14, 2023 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Focused Growth ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Focused Mid-Cap ETF’s Annual Report on Form N-CSR for the period December 14, 2023 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Focused Value ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison International Opportunities ETF’s Annual Report on Form N-CSR for the period December 14, 2023 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Municipal Income Opportunities ETF’s Annual Report on Form N- CSR for the period June 14, 2024 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 22, 2024, relating to the financial statements and financial highlights, which appears in PGIM Portfolio Ballast ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Short Duration High Yield ETF’s Annual Report on Form N-CSR for the period December 14, 2023 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Short Duration Multi-Sector Bond ETF’s Annual Report on Form N- CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Total Return Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Ultra Short Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 25, 2024, relating to the financial statements and financial highlights, which appears in PGIM Ultra Short Municipal Bond ETF’s Annual Report on Form N-CSR for the period June e24, 2024 (commencement of operations) through August 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 28, 2024